                                                                    Exhibit 10.6

                            INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT, dated as of September 28, 2001 (this "Agreement"), between Carter-Wallace, Inc., a Delaware corporation (the
 ---------
"Company"), and Armkel, LLC, a Delaware limited liability company ("Buyer")
 -------                                                            -----
(each, a "Party" and, collectively, the "Parties").
          -----                          -------

                                    RECITALS:

     WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other
                          ------------------------
things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement), effective in each case immediately prior to the ABC Merger (as defined herein);

     WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MedPointe Inc., a Delaware corporation ("Parent"), MCC Merger Sub
  ---                                             ------
Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware
  ------------------
corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have
                                                      --------------
executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"),
                                                             ----------------
providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the
          ----------
Company; and

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement and the Merger Agreement, Buyer and the Company desire to provide certain indemnification rights to each other as contemplated by this Agreement.

     NOW, THEREFORE, the Parties, in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

                                   ARTICLE I

                                   Definitions

     1.1 General Terms. For purposes of this Agreement, capitalized terms used
         -------------
but not defined in this Agreement have the respective meanings set forth in the Asset Purchase Agreement.

                                   ARTICLE II

                                 Indemnification

     2.1 Buyer Indemnification. From and after the Company Merger Effective
         ---------------------
Time, Buyer shall indemnify and hold the Company and each Subsidiary and Affiliate of the Company and their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns (collectively, the "Company Indemnified Parties") harmless from any and all
                    ---------------------------
liabilities, obligations, damages, losses, charges, interest, deficiencies, civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, proceedings, demands, judgments, fines, penalties or settlements of any nature or kind, whether incurred prior to, at or after the Closing, including all costs and expenses, whether incurred on, prior to or following the date of the Closing ("Liabilities") to the extent (i) arising out of or relating to any Transaction Claim, or (ii) such Liabilities constitute Assumed Liabilities; provided that with respect to indemnification due under
                     --------
Clause (i) above, Buyer shall only be obligated to indemnify the Company Indemnified Parties for (A) out-of-pocket payments and costs required or agreed to be made (and made) by a Company Indemnified Party to a third party in respect of any Transaction Claims and (B) 60 percent of such Liabilities arising in respect of any Transaction Claim. "Transaction Claim" means any suit, action or
                                   -----------------
proceeding by or before any Governmental Entity challenging the validity or legality of the transactions contemplated by the Merger Agreement or Asset Purchase Agreement (other than any such action relating to competition, antitrust or similar matters) or in respect of claims by shareholders of the Company or ABC exercising dissenters' rights ("Appraisal Claims") under
                                               ----------------
applicable Law with respect to such contemplated transactions. For purposes of calculating the Liabilities associated with the Transaction Claims, all Liabilities of the Company and the Buyer (including legal fees) will be aggregated and the Company will indemnify the Buyer Indemnified Parties (as defined below) for all Liabilities arising out of or relating to Transaction Claims on the same basis as Buyer above indemnifies the Company Indemnified Parties, except that the percentage shall be 40 and not 60.

     2.2 Company Indemnification. From and after the Closing, the Company shall
         -----------------------
indemnify and hold Buyer, and each Subsidiary and Affiliate of Buyer and their respective directors, officers, employees, agents, representatives, and their respective successors and permitted assigns (collectively, the "Buyer
                                                                -----
Indemnified Parties") harmless from any Liabilities to the extent such
-------------------
Liabilities constitute Excluded Liabilities.

     2.3 Procedures for Indemnity Claims. Any claim (other than those arising
         -------------------------------
out of a Transaction Claim, which are addressed in (S) 2.4) which may form a basis for indemnification hereunder (an "Indemnity Claim") by any Party (an
                                         ---------------
"Indemnified Party") shall be asserted and resolved as set forth in this Section
 -----------------
2.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Party that may be required to pay an indemnity hereunder in respect of such Indemnity Claim (an "Indemnifying Party") which notice shall state in reasonable detail the nature
 ------------------
and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the
                                          ------------
Indemnified Party to give a Claim Notice as contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. With respect to an Indemnity Claim other than a Third Party Claim (as defined below) that is resolved as provided in this Section 2.3, the Indemnifying Party shall promptly pay such Indemnity Claim within 20 Business days from its receipt of the Claim Notice (the "Notice Period"), unless it notifies the Indemnified Party in
             -------------
writing that the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to the Indemnity Claim. If the Indemnity Claim involves an amount in dispute with a third party (a "Third
                                                                         -----
Party Claim"), the Indemnifying Party may advise the Indemnified Party within 20
-----------
Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party Claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the

Indemnifying Party in defending the Third Party Claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the
                                                   --------
Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the prior written consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party Claim; provided, that the
                                                        --------
consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party Claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party Claim without the prior written consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnification Claim; provided, that the
                                                           --------
consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party Claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

          2.4 Procedure for Transaction Claims. Any Transaction Claim which may
              --------------------------------
form a basis for indemnification hereunder shall be asserted and resolved as set forth in this Section 2.4.

          (a) Following the receipt of notice of a Transaction Claim, the Company Indemnified Party or the party receiving the notice of the Transaction Claim shall promptly, but in no event more than 5 Business Days following such Party's receipt of notice of such Transaction Claim, give written notice to the Indemnifying Party, which notice shall state in reasonable detail the nature and basis of the Transaction Claim and the amount or estimated amount thereof to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and, if the party giving such a notice is a Company Indemnified Party, specifying the basis hereunder upon which the Company Indemnified Party's claim for indemnification is asserted. Any failure to deliver such a notice will not relieve the Indemnifying Party from any obligation hereunder except if and to the extent the indemnifying parties are actually prejudiced as a result thereof. If the Transaction Claim is an Appraisal Claim, then the Company shall provide the Indemnifying Party with a certificate of the President or Vice President of the Company certifying the number of shares of the Company's stock as to which demand for appraisal shall have been properly made and shall periodically thereafter report any changes in the number of shares as to which appraisal rights are, or potentially still able to be, perfected under Section 262 of the Delaware General Corporation Law (the "DGCL").
      ----

          (b) The Buyer may elect to assume the defense of the Transaction Claim with counsel of its choice reasonably satisfactory to the Company Indemnified Parties (it being agreed that the Wilmington, DE office of Skadden, Arps, Slate, Meagher & Flom LLP is satisfactory), regardless of whether the Company or any other Party had previously assumed such defense. The Company shall cause its counsel to cooperate with Buyer in this regard. The expenses incurred in such defense (including reasonable fees and expenses of outside counsel referred to in the immediately preceding sentence) shall be advanced by the Buyer but shall be considered Liabilities under such

     Transaction Claim for purposes of this Agreement and Buyer shall be reimbursed for 40% thereof as provided in Section 2.1 above. The Company Indemnified Parties may retain separate counsel and participate in the defense of the Transaction Claim, it being understood that the Buyer will control such defense, and the cost of such counsel shall constitute a Transaction Claim for purposes hereof.

          (c) The Buyer shall have the right to contest, defend and litigate all Transaction Claims. The Buyer shall not settle or compromise any Transaction Claim without the consent of the Company (which consent will not be unreasonably withheld). No Company Indemnified Party shall settle or compromise any Transaction Claim without the consent of the Buyer (which consent will not be unreasonably withheld).

          (d) If the Company Indemnified Parties are entitled to indemnification against a Transaction Claim, and Buyer fails to assume the defense of a Transaction Claim pursuant to Section 2.4(b), the Company Indemnified Parties shall have the right, without prejudice to the Company Indemnified Parties' right of indemnification hereunder, in their good faith discretion, to contest, defend and litigate such a Transaction Claim. If pursuant to this Section 2.4, the Company Indemnified Parties so contest, defend or litigate a Transaction Claim, for which they are entitled to indemnification hereunder as hereinabove provided, the Company Indemnified Parties shall be reimbursed by Buyer for 60% of the reasonable attorney's fees and other expenses and court costs of defending, contesting and litigating the Transaction Claim which are incurred from time to time, following the presentation to Buyer or itemized bills for said attorneys' fees and other expenses and court costs.

          (e) Buyer will keep the Company Indemnified Parties, and the Company will keep the Buyer, informed of all material developments relating to or in connection with all Transaction Claims. The parties to this Agreement shall cooperate in the investigation and defense thereof, which cooperation shall include the provision of records and information which are reasonably relevant to such Transaction Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

          (f) Notwithstanding anything to the contrary contained in this Agreement or in the Merger Agreement, in the event that, in connection with any settlement or judgment with respect to any Transaction Claim that is an Appraisal Claim, the per share consideration paid to any shareholder of the Company or ABC exercising dissenters' rights pursuant to Section 262 of the DGCL is less than the Company Merger Consideration or ABC Merger Consideration that such shareholder would otherwise have been entitled to receive pursuant to the Merger Agreement had such shareholder not exercised dissenters' rights, then the Company shall be required to promptly pay the Buyer an amount equal to 60% of such shortfall.

          (g) In the event of payment in full by the Indemnifying Party to any Company Indemnified Party in connection with any Transaction Claim, the Indemnifying Party will be subrogated and will stand in the place of the Company Indemnified Party as to any events or circumstances in respect of which the Company Indemnified Party may have any right or claim relating to such Transaction Claim against any claimant or plaintiff asserting such claim or against any other person. The Company Indemnified Parties will cooperate with the Indemnifying Parties in a reasonable manner, and at the cost and expense of the Indemnifying Party, in prosecuting any subrogated right or claim.

          2.5 Indemnity Reduction Amounts.  The amount which any Indemnifying
              ---------------------------
Parties are or may be required to pay to any Indemnified Parties in respect of Liabilities arising under any Indemnity

Claim or Transaction Claim will be reduced by any amounts actually received (including amounts received under insurance polices) by or on behalf of the Indemnified Parties from third parties relating to such payment (such amounts are referred to herein as "Indemnity Reduction Amounts"). If the Indemnified Parties receive any Indemnity Reduction Amounts in respect of an Indemnity Claim or Transaction Claim after the full amount of such Indemnified Claim has been paid by the Indemnifying Parties or after the Indemnifying Parties have made a partial payment of such Indemnified Claim and such Indemnity Reduction Amounts exceed the remaining unpaid balance of such Indemnity Claim or Transaction Claim, then the Indemnified Parties will promptly remit to the Indemnifying Parties an amount equal to the excess of (i) the amount theretofore paid by the Indemnifying Parties in respect of such Indemnity Claim or Transaction Claim, less (ii) the amount of the indemnity payment that would have been due if such Indemnity Reduction Amounts in respect thereof had been received before the indemnity payment was made. An insurer or other third party who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to any benefit they would not be entitled to receive in the absence of the indemnification provisions by virtue of the indemnification provisions hereof.

                                  ARTICLE III

                                 Confidentiality

     3.1 Confidential Information. The Parties hereto expressly acknowledge and
         ------------------------
agree that all information, whether written or oral, furnished by either Party to the other Party or any Affiliate of such other Party pursuant to this Agreement, including any schedules and exhibits hereto ("Confidential
                                                         ------------
Information") shall be deemed to be confidential and shall be maintained by each
-----------
Party and their respective Affiliates in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the Party to whom such Confidential Information is disclosed would use to preserve the confidentiality of its own information of a similar nature and in no event less than a reasonable degree of care. Except as authorized in writing by the other Party, neither Party shall at any time disclose or permit to be disclosed any such Confidential Information to any person, firm, corporation or entity,
(i) except as may reasonably be required in connection with the performance of this Agreement by Buyer, the Company or their respective Affiliates, as the case may be, and (ii) except to the Parties' agents or representatives who are informed by the Parties of the confidential nature of the information and are bound to maintain its confidentiality, and (iii) in the course of due diligence in connection with the sale of all or a portion of either Party's business, provided the disclosure is pursuant to a written nondisclosure agreement having terms comparable to Sections 3.1 and 3.2.

     3.2 Exceptions. The obligation not to disclose information under Section
         ----------
3.1 shall not apply to information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof, (ii) was or becomes readily available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis prior to its disclosure to such Party by the other Party, or (iii) becomes available to the Party desiring to treat such information as nonconfidential or any of its Affiliates or representatives thereof on a nonconfidential basis from a source other than its own files or personnel or the other Party or its Subsidiaries, provided, that
                                                               --------
such source is not known by the Party desiring to treat such information as nonconfidential to be bound by confidentiality agreements with the other party or its Affiliates or by legal, fiduciary constraints on disclosure of such information, or (iv) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided, that the Party required to disclosure such
                      --------
information shall give the other Party prompt notice thereof prior to such disclosure and, at the request of the other Party, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this
Section 3.2 shall limit in any respect either Party's ability to disclose information in connection with the enforcement by such Party of its rights under this Agreement.

                                   ARTICLE IV

                            Miscellaneous and General

          4.1 Modification or Amendment. Subject to the provisions of applicable
              -------------------------
law, the parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

          4.2 Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          4.3 GOVERNING LAW AND VENUE: WAIVER OF JURY TRIAL
              ---------------------------------------------

          (a) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. Each of the Company and Buyer hereby irrevocably submits to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and each of the Company and Buyer irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. Each of the Company and Buyer hereby consents to and grants any such court jurisdiction over the person of such party and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.4 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (b) EACH OF COMPANY AND BUYER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT,

     OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER,
     (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.3.

        4.4 Notices. Any notice, request, instruction or other document to be
            -------
given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

        if to Buyer
        -----------

        Armkel, LLC
        c/o Kelso & Company
        320 Park Avenue, 24/th/ Floor
        New York, NY 10022
        Attention: James J. Connors, II, Esq.
        Telecopy: (212) 223-2379

        (with copies to:

        Ronald Beard, Esq.
        Gibson, Dunn & Crutcher LLP
        4 Park Plaza
        Irvine, California 92614
        Telephone:  949-451-4089
        Facsimile:  949-475-4730

        Steven P. Buffone
        Barbara L. Becker
        Gibson, Dunn & Crutcher LLP
        200 Park Avenue
        New York, New York 10166
        Telephone:  212-351-4000
        Facsimile:  212-351-4035

        and

         Lou R. Kling
         Eileen T. Nugent
         Skadden, Arps, Slate, Meagher & Flom LLP
         Four Times Square
         New York, New York 10036
         Telephone: 212-735-2770
         Facsimile: 212-735-2000

         if to the Company
         -----------------

         MedPointe Inc.
         51 JFK Parkway
         1/st/ Floor West
         Short Hills, NJ 07078
         Attention:  Anthony H. Wild
         fax:  (973) 218-2704

         (with a copy to:

         William E. Curbow, Esq.
         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York 10017
         Telephone:  212-455-3160
         Facsimile:  212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

        4.5 Entire Agreement. This Agreement, the Asset Purchase Agreement and
            ----------------
the other Ancillary Agreements (as defined in the Asset Purchase Agreement), including any schedules and exhibits hereto or thereto, constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the Parties with respect to the subject matter of this Agreement.

        4.6 Severability. It is the intention of the Parties that the provisions
            ------------
of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        4.7 Assignment. This Agreement and any rights and obligations hereunder
            ----------
shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section 4.7 shall be null and void.

        4.8  No Third-Party Beneficiary Rights. This Agreement is not intended
             ---------------------------------
to confer upon any Person, other than the Company Indemnified Parties and the Buyer Indemnified Parties and other than as set forth below, any rights or remedies hereunder or in connection herewith. Company's and Buyer's Affiliates and Company's and Buyer's successors and permitted assigns are intended third party beneficiaries of this Agreement.

        4.9  Headings/Construction. Section headings contained in this Agreement
             ---------------------
are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

        4.10 Amendments and Waivers to Other Indemnification Agreement. The
             ---------------------------------------------------------
Company will not amend, modify or waive any rights under the Indemnification Agreement, dated as of the date hereof, by and among certain stockholders of ABC, the Company and Carter-Wallace Inc. (the "Other Indemnification Agreement")
                                               -------------------------------
if such amendment, modification or waiver directly or indirectly relates to Transaction Claims.

        4.11 Product Line Purchase Agreement. The Company shall have the right
             -------------------------------
to enforce Buyer's rights against Church & Dwight Co., Inc. ("Church & Dwight")
                                                              ---------------
under the Product Line Purchase Agreement (the "Product Line Purchase
                                                ---------------------
Agreement") dated as of the date of this Agreement between Buyer and Church &
---------
Dwight if Buyer fails to do so, to the extent Buyer has failed to indemnify the Company with respect to Assumed Liabilities for which Church & Dwight is obligated to assume or indemnify Buyer under the Product Line Purchase Agreement, and a provision to such effect shall be included in such Product Line Purchase Agreement.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                            Carter-Wallace, Inc.


                                            By:  ___________________________
                                                     Name:
                                                     Title:


                                            Armkel, LLC

                                            By:      _________________________
                                                     Name:
                                                     Title: